UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2008

REDDY ICE HOLDINGS, INC.

  (Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

Dividend Declaration

On June 16, 2008 the Company issued a press release announcing that its board of directors had declared a quarterly cash dividend on its common stock for the period from April 1, 2008 to June 30, 2008, in the amount of $0.42 per share, payable on or about July 15, 2008, to stockholders of record as of June 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Antitrust Investigations

As previously disclosed, on March 25, 2008 the Company was served by the Office of the Attorney General of the State of Florida with an antitrust civil investigative demand (the “Florida CID”) requesting the production of documents and information relating to an investigation of agreements in restraint of trade and/or price-fixing with respect to the pricing or market allocation of packaged ice.  On June 11, 2008, the Company received a civil investigative demand from the Office of the Attorney General of the State of Arizona (the “Arizona CID”).  All of the documents and information requested by the Arizona CID are included in the Florida CID and the Arizona CID states that it will be satisfied by the production of information which has been and will be provided to Florida in response to the Florida CID.  The Company was also advised that the Arizona CID was issued as part of a multi-state antitrust investigation of the packaged ice industry.  The Company believes the states’ investigation is related to the ongoing investigation of the packaged ice industry by the Antitrust Division of the United States Department of Justice.  The Company has not been informed how many states, or which states, if any, other than Florida and Arizona may be participating in the multi-state investigation.  The Company may in the future receive additional civil investigative demands or similar document requests from other states participating in the multi-state investigation or conducting their own investigations.

The Company is cooperating with the authorities in these investigations and expects to continue to make available documents and other information in response to the civil investigative demands.  At this time the Company is unable to predict the outcome of these investigations or any potential effect they may have on the Company, its employees or operations.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

99.1†                     Press Release dated June 16, 2008.

†                                          Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       June 16, 2008

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer